Exhibit 10.2(c)

AMENDMENT NO. 3
TO
AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

             THIS AMENDMENT NO. 3 TO THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT is effective as of April 18, 2001 and is entered into by and among Nextel Partners, Inc., a Delaware corporation (the “Company”) and the shareholders listed on the signature pages hereto (collectively, the “Signatories”).

             WHEREAS, the parties hereto are parties to that certain Shareholders’ Agreement, dated as of January 29, 1999(the “Original Shareholders’ Agreement”) as amended and restated on February 18, 2000, by and among the Company and the other parties specified therein and as further amended by Amendment No. 1 thereto effective as of February 22, 2000, by and among the Company and the other parties specified in such Amendment No. 1 and as further amended by Amendment No. 2 effective as of March 20, 2001 (the “Shareholders’ Agreement”);

             WHEREAS, the parties have determined to amend the Shareholders’ Agreement in accordance with Section 8.04 thereof, as provided herein;

             NOW, THEREFORE, each of the parties hereto agrees to amend the Shareholders’ Agreement as follows:

1.          Amended Section 3.09.  Section 3.09 of the Shareholders' Agreement, in the revised form set forth in Amendment No. 2 to the Shareholders’ Agreement, shall be amended to read as follows:

             "Section 3.09 (A).          Financing Rights. Notwithstanding anything in this Agreement to the contrary: (a) any party to this Amendment No. 3 and the Permitted Transferees of any such party (each a “Signatory”) may, in the context of a bona fide loan transaction permitted under Subsection (B) hereof (a “Qualified Loan”) in which such party or parties is or are extended credit by one or more financial institutions or other lenders, transfer any or all of the Shares owned by such party or parties, by way of a pledge of such Shares as collateral security for the loan(s) so extended, to or for the benefit of the financial institutions or other lenders extending such loans (a "Pledgee Lender") and (b) each Pledgee Lender (or any agent acting on its behalf) may take possession of and subsequently transfer, in the context of a bona fide enforcement repossession of the Shares as collateral security for a loan or loans (following a declaration of default regarding such loan or loans), any or all of the Shares that have been pledged to or for the benefit of such Pledgee Lender.  It is understood and agreed that (i) except as otherwise provided in this Amendment No. 3, any transfer of Shares permitted by the foregoing clauses (a) and /or (b) need not be made in compliance with any of the restrictions on transfer and related processes imposed pursuant to any other provisions of this Agreement, (ii) this Amendment No. 3 shall not operate to limit any right any Shareholder would have to pledge Shares in the absence of this Amendment; (iii) any transfer of Shares permitted by the foregoing clauses (a) and (b) nonetheless shall only be made in compliance with, and to the extent permitted by, applicable laws, rules, regulations or statutes, including FCC Rules, and that the parties involved in any such transfer shall be solely responsible for assuring such compliance and (iv) if, following a transfer of the type described in clause (a) above, the Shares subject to any such pledge arrangement are transferred (whether by return of or on behalf of the Pledgee Lender(s) upon satisfaction of the relevant loan obligations, in substitution for other collateral security, by release or otherwise) to the pledging Signatory, or any of its or their respective Permitted Transferees, such Shares thereupon shall immediately again become subject to the provisions of Article 3 of this Agreement, and this Section 3.09 shall not operate to exempt such shares from the restrictions on transfer and related processes imposed pursuant to the other provisions of Article 3 (except in the context of a subsequent pledge of such Shares made in accordance with clause (a) of this Section 3.09).

             B.         Qualified Loan.  A Qualified Loan is a loan or other financing transaction in which the lender is not a Competitor and that meets the following criteria:

                           (a) The borrower may not be permitted to draw down funds under any such agreement at an advance rate, measured at the time the advance is drawn down and including any existing balance, in excess of (i) during the effective period of the IPO Approval and Lockup Agreement dated as of January, 2000 (the “Lockup Agreement”) 25% and (ii) thereafter 30% of the value of the Company stock collateralizing the financing transaction at the time of any such advance for so long as Section 3.04 of the Shareholders’ Agreement is effective with respect to any Shareholder and (iii)  thereafter 100% of the value of the Company stock collateralizing the financing transaction at the time of any such advance.

                           (b) During the effective period of Section 3.04 of the Shareholders’ Agreement the borrower shall give written notice to the CEO of NPI of its draw down of funds under any such financing agreement within 24 hours of having done so.  The said notice will be given as provided in Section 8.05 of the Shareholders’ Agreement

                           (c) If at any time under a financing transaction the borrower is subject to a collateral call, and the said collateral call is not met, the borrower will, within 24 hours, give written notice to the CEO of the Company of its failure to meet the said collateral call.  The said notice will be given as provided in Section 8.05 of the Shareholders’ Agreement.

2.          Definitions and Miscellaneous.

(a)         Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Shareholders’ Agreement.

(b)        Each of the Shareholders identified on Annex A hereto confirms that, as of April 18, 2001, it is the beneficial owner and holder of record of that number of shares of the Company's Capital Stock that constitute Voting Stock, as set forth opposite such Shareholder's name on Annex A, and that such Shareholder has sole voting and dispositive power over such shares.

SIGNATURE PAGES FOLLOW

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Amended and Restated Shareholders’ Agreement to be duly executed by their respective authorized officers.

NEXTEL PARTNERS, INC., a Delaware corporation
By:	/s/ John Chapple
Name:
Title:
Date:
NEXTEL WIP CORP., a Delaware corporation
By:	/s/ Tim Donahue
Name:
Title:
Date:
DLJ MERCHANT BANKING PARTNERS II, L.P., a Delaware Limited Partnership
By:	/s/ Andy Rush
Name:
Title:
Date:
DLJ MERCHANT BANKING PARTNERS II-A, L.P., a Delaware Limited Partnership
By:	DLJ Merchant Banking II, Inc., as managing general partner
By:	/s/ Andy Rush
Name:
Title:
Date:

DLJ OFFSHORE PARTNERS II, C.V., a Netherlands Antilles Limited Partnership
By:	DLJ Merchant Banking II, Inc., as advisory general partner
By:	/s/ Andy Rush
Name:
Title:
Date:
DLJ DIVERSIFIED PARTNERS, L.P., a Delaware Limited Partnership
By:	DLJ Diversified Partners, Inc., as managing general partner
By:	/s/ Andy Rush
Name:
Title:
Date:
DLJ DIVERSIFIED PARTNERS-A, L.P., a Delaware Limited Partnership
By:	DLJ Diversified Partners, Inc., As managing general partner
By:	/s/ Andy Rush
Name:
Title:
Date:
DLJ MILLENNIUM PARTNERS, L.P., a Delaware Limited Partnership
By:	DLJ Merchant Banking II, Inc., As managing general partner
By:	/s/ Andy Rush
Name:
Title:
Date:

DLJ MILLENNIUM PARTNERS-A, L.P.
By:	DLJ Merchant Banking II, Inc., As managing general partner
By:	/s/ Andy Rush
Name:
Title:
Date:
DLJMB FUNDING II, INC., a Delaware corporation
By:	/s/ Andy Rush
Name:
Title:
Date:
DLJ FIRST ESC, L.P.,
By:	DLJ LBO Plans Management Corporation, as manager
By:	/s/ Andy Rush
Name:
Title:
Date:
DLJ EAB PARTNERS, L.P.
By:	DLJ LBO Plans Management Corporation, as managing general partner
By:	/s/ Andy Rush
Name:
Title:
Date:

DLJ ESC II, L.P.
By:	DLJ LBO Plans Management Corporation, as manager
By:	/s/ Andy Rush
Name:
Title:
Date:
UK INVESTMENT PLAN 1997 PARTNERS, a Delaware Limited Partnership
By:	UK Investment Plan 1997 Partners, Inc. as general partner
By:	/s/ Andy Rush
Name:
Title:
Date:

MADISON DEARBORN CAPITAL PARTNERS II, L.P.
By:	Madison Dearborn Partners II, L.P., its General Partner
By:	Madison Dearborn Partners, Inc., its General Partner
By:	/s/ Andrew E. Sinwell
	Name:	Andrew E. Sinwell
	Title:	Managing Director
Date:
EAGLE RIVER INVESTMENTS, LLC, a Washington limited liability company
By:	/s/ Dennis Weibling
	Name:	Dennis Weibling
	Title:	President
Date:

MOTOROLA, INC., a Delaware corporation
By:	/s/ Keith A. Sane
Name:
Title:
Date:
JOHN CHAPPLE
/s/ John Chapple

PERRY SATTERLEE
/s/ Perry Satterlee

MARK FANNING
/s/ Mark Fanning

JOHN THOMPSON
/s/ John Thompson

DAVID THALER
/s/ David Thaler

DAVID AAS
/s/ David Aas

JDT-JRT, L.L.C.
By:	John D. Thompson, Manager
By:	/s/ John D. Thompson
	Name:	John D. Thompson
	Title:	Manager
Date:
JRC COHO, L.L.C.
By:	John H. Chapple, Manager
By:	/s/ John H. Chapple
	Name:	John H. Chapple
	Title:	Manager
Date:
PSS-MSS, LP
By:	Perry Satterlee, General Partner
By:	/s/ Perry Satterlee

ANNEX A
TO
AMENDMENT NO. 3
TO
AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT
Shareholder	Company Capital Stock Beneficially Owned
DLJ Merchant Banking Ptr. II LP	17,973,750 Class A Common
DLJ Merchant Banking Ptr. II-A, LP	715,800 Class A Common
DLJ Offshore Partners II, CV	883,854 Class A Common
DLJ Diversified Partners, LP	1,050,822 Class A Common
DLJ Diversified Partners-A, LP	390,246 Class A Common
DLJ EAB Partners, LP	80,700 Class A Common
DLJ ESC II, LP	3,814,334 Class A Common
DLJ First ESC, LP	34,590 Class A Common
DLJ Millenium Partners, LP	290,616 Class A Common
DLJ Millenium Partners-A, LP	56,676 Class A Common
DLJMB Funding II, Inc.	2,840,980 Class A Common
UK Investment Plan 1997 Partners	400,764 Class A Common
Madison Dearborn Capital Ptrs II, LP	27,218,904 Class A Common
Eagle River Investments LLC	19,500,012 Class A Common
Motorola, Inc.	13,076,376 Class A Common
Nextel Partners Management	9,831,636 Class A Common
Nextel WIP Corp.	79,056,228 Class B Common 13,110,000 Series B Preferred